                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Jan-01
                         CIT Equipment Collateral 2000-1


A New York                          Commission File No.                I.R.S. Employer No.
Corporation                         0001114967                         22-6846998

                          c/o AT&T Capital Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

ITEM 5. OTHER

                         CIT EQUIPMENT COLLATERAL 2000-1
                            MONTHLY SERVICING REPORT

                                        DETERMINATION DATE:           01/18/01
                                        COLLECTION PERIOD:            12/31/00
                                             PAYMENT DATE:    JANUARY 22, 2001


I.         AVAILABLE FUNDS


           A.  AVAILABLE PLEDGED REVENUES

                a.  Scheduled Payments Received                                                           21,830,436.81
                b.  Liquidation Proceeds Allocated to Owner Trust                                            819,110.55
                c.  Required Payoff Amounts of Prepaid Contracts                                           1,768,368.65
                d.  Required Payoff Amounts of Purchased Contracts                                            18,058.79
                e.  Proceeds of Clean-up Call                                                                      0.00
                f.  Investment Earnings on Collection Account and Note Distribution Account                        0.00
                g.  Investment Earnings on Class A-2a Funding Account                                              0.00
                                                                                                          -------------
                                                                    Total Available Pledged Revenues =    24,435,974.80

           B.  DETERMINATION OF AVAILABLE FUNDS

                a.  Total Available Pledged Revenues                                                      24,435,974.80
                b.  Receipt from Class A-2 Swap Counterparty                                                  11,588.44
                c.  Receipt from Class A-3 Swap Counterparty                                                   3,113.07
                d.  Servicer Advances                                                                      4,787,186.20
                e.  Recoveries of  prior Servicer Advances                                                (3,900,831.97)
                f.  Withdrawls from the Class A Principal Account, including Investment Earnings                   0.00
                g.  Withdrawal from Cash Collateral Account                                                1,368,250.60
                                                                                                           ------------
                                                                               Total Available Funds =    26,705,281.14


II. DISTRIBUTION AMOUNTS


    A. COLLECTION ACCOUNT DISTRIBUTIONS


        1.   Servicing Fee                                                                                 330,428.51

        2.   Class A-1 Note Interest Distribution                                    441,768.45
             Class A-1 Note Principal Distribution                                21,696,906.81
                  Aggregate Class A-1 distribution                                                      22,138,675.26

        3.   Class A-2a Note Interest Distribution                                   883,050.79
             Class A-2a Note Principal Distribution                                        0.00
                  Aggregate Class A-2a distribution                                                        883,050.79

        4.   Class A-2b Note Interest Distribution                                         0.00
             Class A-2b Note Principal Distribution                                        0.00
                  Aggregate Class A-2b distribution                                                              0.00

        5.   Class A-3 Note Interest Distribution                                  1,174,411.25
             Class A-3 Note Principal Distribution                                         0.00
                  Aggregate Class A-3 distribution                                                       1,174,411.25

        6.   Class A-4 Note Interest Distribution                                    587,641.01
             Class A-4 Note Principal Distribution                                         0.00
                  Aggregate Class A-4 distribution                                                         587,641.01

        7.   Deposit to the Class A Principal Account                                                            0.00

        8.   Class B Note Interest Distribution                                       49,828.62
             Class B Note Principal Distribution                                     346,227.24
                  Aggregate Class B distribution                                                           396,055.86

        9.   Class C Note Interest Distribution                                       67,231.19
             Class C Note Principal Distribution                                     461,636.32
                  Aggregate Class C distribution                                                           528,867.51

       10.   Class D Note Interest Distribution                                       89,105.56
             Class D Note Principal Distribution                                     577,045.39
                  Aggregate Class D distribution                                                           666,150.95

       11.   Payment due to the Class A-2 Swap Counterparty                                                      0.00

       12.   Payment due to the Class A-3 Swap Counterparty                                                      0.00

       13.   Deposit to the Cash Collateral Account                                                              0.00

       14.   Amounts in accordance with the CCA Loan Agreement                                                   0.00

       15.   To the holder of the equity certificate                                                             0.00

                                            Collection Account Distributions =                          26,705,281.14


                                                                                                       ==============


        B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

               1.  Payment due on the Senior Loan                               84,287.89
               2.  Payment due on the Holdback                                 120,789.86

               3.  Payment to the Depositor                                          0.00
                                                                              -----------
                                  Cash Collateral Account Distributions =      205,077.75
                                                                              ===========


   III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

                   --------------------------------------------------------------------------------------------------
                            DISTRIBUTION          CLASS A-1       CLASS A-2a       CLASS A-3      CLASS A-4
                              AMOUNTS               NOTES           NOTES            NOTES          NOTES
                   --------------------------------------------------------------------------------------------------
                1.        Interest Due              441,768.45    883,050.79     1,174,411.25      587,641.01
                2.       Interest Paid              441,768.45    883,050.79     1,174,411.25      587,641.01
                3.     Interest Shortfall                 0.00          0.00             0.00            0.00
                        ((1) minus (2))
                4.       Principal Paid          21,696,906.81          0.00             0.00            0.00
                5. Total Distribution Amount     22,138,675.26    883,050.79     1,174,411.25      587,641.01
                        ((2) plus (4))

                   ------------------------------------------------------------------------------------------------------
                            DISTRIBUTION            CLASS B        CLASS C          CLASS D     TOTAL OFFERED  CLASS A-2b
                              AMOUNTS                NOTES          NOTES            NOTES          NOTES         NOTES
                   ------------------------------------------------------------------------------------------------------
                1.         Interest Due              49,828.62     67,231.19        89,105.56    3,293,036.87     0.00
                2.         Interest Paid             49,828.62     67,231.19        89,105.56    3,293,036.87     0.00
                3.       Interest Shortfall               0.00          0.00             0.00            0.00     0.00
                          ((1) minus (2))
                4.         Principal Paid           346,227.24    461,636.32       577,045.39   23,081,815.75     0.00
                5.   Total Distribution Amount      396,055.86    528,867.51       666,150.95   26,374,852.62     0.00
                         ((2) plus (4))


IV. Information Regarding the Securities

     A  Summary of Balance Information

             --------------------------------------------------------------------------------------------------------
                                     APPLICABLE   PRINCIPAL BALANCE   CLASS FACTOR  PRINCIPAL BALANCE  CLASS FACTOR
                        CLASS          COUPON          JAN-01            JAN-01          DEC-00            DEC-00
                                        RATE        PAYMENT DATE      PAYMENT DATE    PAYMENT DATE     PAYMENT DATE
             --------------------------------------------------------------------------------------------------------
          a. Class A-1 Notes          6.7230%       49,986,492.47       0.17321       71,683,399.28      0.24840
          b. Class A-2a Notes         6.6763%      144,291,800.00       1.00000      144,291,800.00      1.00000
          c. Class A-3 Notes          6.8163%      187,959,055.00       1.00000      187,959,055.00      1.00000
          d. Class A-4 Notes          7.5800%       93,030,239.00       1.00000       93,030,239.00      1.00000
          e. Class B Notes            7.5400%        7,584,057.23       0.66577        7,930,284.47      0.69616
          f. Class C Notes            7.6300%       10,112,076.31       0.66577       10,573,712.62      0.69616
          g. Class D Notes                          12,640,095.38       0.66577       13,217,140.78
          h. Total Offered Notes      8.0900%      505,603,815.39                    528,685,631.14      0.69616
          i. Class A-2b Notes                      144,291,800.00
          j. ONE - MONTH LIBOR RATE                        6.6863%


   B  Other Information

---------------------------------------------------------------------------
                                SCHEDULED           SCHEDULED
                            PRINCIPAL BALANCE   PRINCIPAL BALANCE
                    CLASS        JAN-01               DEC-00
                              PAYMENT DATE         PAYMENT DATE
---------------------------------------------------------------------------
         Class A-1 Notes      63,364,064.00        85,310,021.00


-----------------------------------------------------------------------------------------------------------
                                                TARGET           CLASS           TARGET          CLASS
                                  CLASS     PRINCIPAL AMOUNT     FLOOR      PRINCIPAL AMOUNT     FLOOR
                    CLASS      PERCENTAGE      JAN-01           JAN-01           DEC-00          DEC-00
                                             PAYMENT DATE     PAYMENT DATE     PAYMENT DATE    PAYMENT DATE
-----------------------------------------------------------------------------------------------------------
                   Class A       94.00%      475,267,586.47                   496,964,493.27
                   Class B        1.50%        7,584,057.23       0.00          7,930,284.47        0.00
                   Class C        2.00%       10,112,076.31       0.00         10,573,712.62        0.00
                   CLASS D        2.50%       12,640,095.38       0.00         13,217,140.78        0.00


V.   PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

            1.    Principal Balance of Notes and Equity Certificates                528,685,631.14
                  (End of Prior Collection Period)

            2.    Contract Pool Principal Balance (End of Collection Period)        505,603,815.39
                                                                                    --------------
                  Total monthly principal amount                                     23,081,815.75



VI.  CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS

                                                         --------------------------------------------------------
                                                             ORIGINAL           JAN-01                 DEC-00
                                                              POOL           PAYMENT DATE           PAYMENT DATE
                                                         --------------------------------------------------------
            1.    a.  Contract Pool Balance               759,430,525.00      505,603,815.39       528,685,631.14
                  b.  No. of Contracts                            79,033              62,661               64,302

            2.    Weighted Average Remaining Term                  39.70                59.9                37.3

            3.    Weighted Average Original Term                    53.3



     B.  DELINQUENCY INFORMATION
                                           ----------------------------------------------------------------------------------
                                                                           % OF AGGREGATE
                                                             % OF          REQUIRED PAYOFF    NO. OF       AGGREGATE REQUIRED
                                                           CONTRACTS           AMOUNT        ACCOUNTS        PAYOFF AMOUNTS
                                           ----------------------------------------------------------------------------------
          1.      Current                                    90.47%            90.37%         56,687          467,074,851.35
                  31-60 days                                  5.24%             5.04%          3,282           26,035,048.86
                  61-90 days                                  1.89%             1.92%          1,184            9,912,434.19
                  91-120 days                                 1.04%             0.96%            649            4,984,363.64
                  120+ days                                   1.37%             1.71%            859            8,844,589.76

                  Total Delinquency                              100.0%            100.0%     62,661           516,851,287.8

          2.      Delinquent Scheduled Payments:

                  Beginning of Collection Period                                       10,361,118.18
                  End of Collection Period                                             11,247,472.41
                                                                                      --------------
                              Change in Delinquent Scheduled Payments                    886,354.23

     C.  DEFAULTED CONTRACT INFORMATION

            1.    Required Payoff Amount on Defaulted Contracts                         2,539,007.06
            2.    Liquidation Proceeds received                                           819,110.55
                                                                                      --------------
            3.    Current Liquidation Loss Amount                                       1,719,896.51

            4.    Cumulative Liquidation Losses to date                                 8,476,704.82

                              % of Initial Contracts                                           2.035%
                  % of Initial Contract Pool Balance                                           1.116%

 VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

      A.  CASH COLLATERAL ACCOUNT

           1.     Opening Cash Collateral Account                                 36,733,177.62

           2.     Deposit from the Collection Account                                      0.00

           3.     Withdrawals from the Cash Collateral Account                    (1,368,250.60)

           4.     Available amount                                                35,364,927.02

           5.     Required Cash Collateral Account Amount                         41,768,678.88

           6.     Cash Collateral Account Surplus/(Shortfall)                     (6,403,751.90)

           7.     Release of Cash Collateral Surplus                                       0.00

           8.     Ending Cash Collateral Account                                  35,364,927.02


      B.  CASH COLLATERAL ACCOUNT LOANS

           1.     Available Funds

                   a.  Excess Spread from Collection Account                                0.00
                   b.  Investment Earnings                                            205,077.75

                   Total Available Funds                                              205,077.75

           2.      Distribution of Available Funds

                   a.  Senior Loan Interest                                            84,287.89
                   b.  Senior Loan Principal                                                0.00
                   c.  Holdback Amount Interest                                       120,789.86
                   d.  Holdback Amount Principal                                            0.00
                   e.  Remainder to the Depositor                                           0.00

           3.      Distribution of CCA Surplus:
                   a.  Senior Loan Principal                                                0.00
                   b.  Holdback Amount Principal                                            0.00
                   Total Distribution of Surplus                                            0.00

           4.      Summary of Balance and Rate Information
                   Applicable Rates for the Interest Period:
                   a.  Libor Rate for the Interest Period          6.6863%
                   b.  Senior Loan Interest Rate                   9.6863%
                   c.  Holdback Amount Interest Rate              11.9363%



-------------------------------------------------------------
                              JAN-01               DEC-00
ITEM                       PAYMENT DATE        PAYMENT DATE
-------------------------------------------------------------
a.  Senior Loan             9,492,881.56       9,492,881.56
b.  Holdback Amount        32,275,797.31      32,275,797.31


VIII.      MISCELLANEOUS INFORMATION


           A.  SERVICER ADVANCE BALANCE
                  1.    Opening Servicer Advance Balance                                   10,361,118.18
                  2.    Current Period Servicer Advance                                     4,787,186.20
                  3.    Recoveries of prior Servicer Advances                              -3,900,831.97
                  4.    Ending Servicer Advance Balance                                    11,247,472.41
                                                                                       ------------------
           B.  CLASS A-2a FUNDING ACCOUNT

                  1.    Opening Class A-2a Funding Account                                144,291,800.00

                  2.    Monthly Accrued Interest                                  0.00

                  2.    Investment Earnings                                                         0.00

                  3.    Withdrawal to the Collection Account                                        0.00

                  4.    Distribution to Class A-2a on Stated Maturity Date                          0.00
                                                                                       ------------------

                  5.    Ending Class A-2a Funding Account                                 144,291,800.00

           C.  CLASS A PRINCIPAL ACCOUNT

                  1.    Opening Class A Principal Account                                           0.00

                  2.    Investment Earnings                                                         0.00

                  3.    Withdrawals to the Collection Account                                       0.00

                  4.    Deposits                                                                    0.00
                                                                                       ------------------

                  5.    Ending Class A Principal Account                                            0.00

           D.  OTHER RELATED INFORMATION

                  1.    Discount Rate                                                            8.1540%

                  2.    Life to Date Prepayment (CPR)                                               7.1%

                  3.    Life to Date Substitutions:

                        a.  Prepayments                                           0.00

                        b.  Defaults                                              0.00

                             Servicer's Certificate

           The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of April 1, 2000 (the
             "Pooling and Servicing Agreement"), among CIT Equipment
              Collateral 2000-1, NTC Funding Company LLC, The Chase
            Manhattan Bank, as trustee under the Indenture, and AT&T
             Capital Corporation, in its individual capacity and as
           Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
         following report with respect to the Payment Date occurring on
                                    10/20/00

          This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing
           Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning
            ascribed thereto in the Pooling and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   ----------
                                   Glenn Votek
                    Executive Vice President, and Treasurer